Exhibit 99.1

Joint Venture Agreement

This Joint Venture Agreement (“Agreement”), is made effective as of this 9 day of September, 2022, by and between DarkPulse, Inc., a Delaware corporation (“DarkPulse”), and Neural Signals Inc, a Georgia corporation (“NSI”). The parties are hereinafter sometimes referred to together as the “Joint Venturers” or the “Parties” and individually as a “Joint Venturer” or “Party.”

WHEREAS the Parties wish to establish a Joint Venture for the purpose of developing, marketing and selling products and services based on the patents issued to NSI detailed in Schedule 1 hereto. The term “Patents “ as used in Schedule 1 shall include all rights in and to the Licensed Technologies including patents and patent applications, continuations, divisionals, reissues, re- examinations, foreign patents and foreign applications corresponding thereto, and all improvements to and modifications thereof.; and

WHEREAS the Parties wish to enter into an agreement to carry out the purpose of the Joint Venture and to define the respective rights and obligations of the Parties with respect to the Joint Venture.

NOW THEREFORE, in consideration of the mutual promises, covenants, warranties and conditions herein, the Joint Venturers agree as follows:

1.                   Name. The Parties hereby form and establish a joint venture to be conducted under the name of “Neural Logistics Inc.” (hereinafter referred to as the “Joint Venture”), which shall be organized as a company under the laws of the State of Delaware. The Joint Venturers agree that the legal title to the Joint Venture property and assets, including the Joint Venture itself, shall remain in the name of the Joint Venture.

2.                   Place of Business & Term. The principal place of business of the Joint Venture shall be located at 815 Walker Street, Suite 1155, Houston, Texas 77002. The term of this Agreement will commence as of the date hereof and will end upon the earliest to occur of the events specified below (the “Term”). Prior to the end of the Term, this Agreement shall terminate upon the first to occur of the following: (1) by written agreement between the Joint Venturers; (2) adjudication that the Joint Venture has filed a voluntary petition in bankruptcy, the filing of any petition against it under any bankruptcy or insolvency law, or its filing of a petition or answer seeking the appointment of a receiver of its assets or an arrangement with creditors under any such laws; or (3) breach by either Joint Venturer or of any material covenants under this Agreement (subject to the provisions set forth below).

3.                   Purpose. The Joint Venturers form this Joint Venture to develop, market and sell products and services based on the patents issued and patent applications filed by NSI detailed in Schedule 1 hereto (the “Licensed Technologies”). NSI will assign to the Joint Venture all rights in and to the Licensed Technologies, including patents and patent applications, continuations, divisionals, reissues, re-examinations, foreign patents and foreign patent applications corresponding thereto. To the extent set forth in this Agreement, each of the Joint Venturers shall own an undivided fractional part in the Joint Venture. The Joint Venture shall not engage in any other business or activity or engage in any patent litigation without the prior written consent of both Joint Venturers.

1

4.                   Capital. Separate capital accounts shall be maintained for each Joint Venturer and shall consist of the sum of its contributions to the capital of the Joint Venture plus its share of the profits of the Joint Venture, less its share of any losses of the Joint Venture, and less any distributions to or withdrawals made by or attributed to it from the Joint Venture.

The initial cash contributions from each of the Joint Venturers, for the purpose of this Joint Venture, is the sum set after the name of each Joint Venturer as follows:

DARKPULSE:	$350,000
NSI:	$0

The Joint Venturers shall subsequently make such other capital contributions required to enable the Joint Venture to carry out its purposes as set forth herein as the Joint Venturers may mutually agree upon.

The Joint Venturers shall arrange for or provide any additional financing as may be required by the Joint Venture for carrying out the purposes of the Joint Venture. The terms and conditions of all such financing shall be subject to prior approval of each of the Joint Venturers. The Joint Venturers shall endorse, assume, or guarantee such obligations of the Joint Venture as the Joint Venturers may mutually agree upon.

5.                Percentage Interest in the Joint Venture. The respective percentage interest in the Joint Venture owned by each Joint Venturer, respectively, shall be as follows:

DARKPULSE:	50% of the membership interests
NSI	50% of the membership interests

6.                   Profits. The net profits as they accrue for the term of this Agreement, or so long as the Joint Venturers are the owners in common of the business interest, shall be distributed between the Joint Venturers, based on the respective percentage interests in the Joint Venture owned by each Joint Venturer.

7.                   Expenses of Venture. All losses and disbursements in acquiring, holding and protecting the business interest and the net profits shall, during the period of the venture, be paid by the Joint Venture.

8.                   Management of Joint Venture. Dr. Philip R. Kennedy and Mr. Dennis M O’Leary shall be the initial managers (the “Managers”) of the Joint Venture and shall manage the day-to- day operations of the Joint Venture. The Managers, on behalf of the Joint Venture, shall diligently and in good faith manage the business of the Joint Venture and implement or cause to be implemented any decisions, and otherwise conduct the business of the Joint Venture in accordance with this Agreement. The Managers will collect all sums payable to the Joint Venture and will distribute such amounts, after expenses of the Joint Venture, to the parties in accordance with their respective interests. The Managers will maintain the records and books of account for the Joint Venture. Each Joint Venturer shall at all reasonable times have access to, and may inspect and make copies of, such books of account and all other books and records of the Joint Venture and the Managers. In the event of any deadlock between the Managers, the deadlock shall be resolved by binding arbitration.

9.                   Powers of Joint Venturers. The following powers may be exercised only upon the consent of both of the Joint Venturers:

(a)                 The power to borrow money on the general credit of the Joint Venture in any amount, or to create, assume, or incur any indebtedness to any person or entity;

(b)                 The power to make loans in any amount, to guarantee obligations of any person or entity, or to make any other pledge or extension of credit;

2

(c)                 The power to purchase or otherwise acquire any other property except in the ordinary course of business of the Joint Venture;

(d)                 The power to sell, encumber, mortgage or refinance any loan or mortgage on any of the Joint Venture property;

(e)                 The power to confess any judgment against the Joint Venture, or to create, assume, incur or consent to any charge (including any deed of trust, pledge, encumbrance or security interest of any kind) upon any property or assets of the Joint Venture; or

(f)                  The power to spend any amounts in excess of $100,000.

10.                No Liability to Third Parties. The pre-existing debts, obligations and liabilities and any debts, obligations and liabilities of either Joint Venturer, whether arising in contract, tort or otherwise, which are incurred in connection with another business, shall be solely the debts, obligations and liabilities of such Joint Venturer, and no other Party shall be obligated for any such debt, obligation or liability of such Joint Venturer solely by reason of being a party to this Agreement or an equity holder of the Joint Venture.

11.                Legal Title to the Joint Venture. The Joint Venturers agree that the legal title to the Joint Venture property and assets, including the Joint Venture itself, shall remain in the name of the Joint Venture.

12.                Transfers of Joint Venturers' Interests. Except as otherwise expressly permitted herein, no Joint Venturer may sell, transfer, assign or encumber its interest in the Joint Venture, or admit additional Joint Venturers, without the prior written consent of the other Joint Venturer. Any attempt to transfer or encumber any interest in the Joint Venture in violation of this Section shall be null and void.

The obligations and Rights of Transferees are as follows:

(a)                 Any person who acquires in any manner whatsoever any interest in the Joint Venture, irrespective of whether such person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefit of the acquisition thereof to have agreed to be subject to and bound by all the obligations of this Agreement that any predecessor in interest of such a person was subject to or bound by; and

(b)                 The person acquiring an interest in the Joint Venture shall have only such rights, and shall be subject to all of the obligations, as are set forth in this Agreement; and, without limiting the generality of the foregoing, such a person shall not have any right to have the value of its interest ascertained or receive the value of such interest or, in lieu thereof, profits attributable to any right in the Joint Venture, except as herein set forth.

13.                Termination. Upon the termination or dissolution of the Joint Venture, the Joint Venturers shall proceed to liquidate the Joint Venture, and all proceeds of such liquidation shall be applied and distributed in the manner set above according to the interests held by each party in the Joint Venture. A reasonable time shall be allowed for the orderly liquidation of the Joint Venture's assets in order to minimize losses normally attendant upon such liquidation.

14.                Notice. Any notices to be given under this Agreement by either party to the other may be effected either by personal delivery in writing, by email with acknowledgment of receipt or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices must be addressed to the addresses of the parties as they appear in signature blocks of this Agreement. Each party may change its address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of three (3) calendar days after mailing.

15.                Arbitration and Attorney's Fees. Any controversies or disputes arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with the then- current Commercial Arbitration Rules of the American Arbitration Association. The Joint Venturers shall select a mutually acceptable arbitrator knowledgeable about issues relating to the subject matter of this Agreement. In the event the Joint Venturers are unable to agree to such a selection, each party will select an arbitrator and the two (2) arbitrators in turn shall select a third arbitrator, all three (3) of whom shall preside jointly over the matter. The arbitration shall take place at a location that is reasonably centrally located between the Joint Venturers, or otherwise mutually agreed upon by the Joint Venturers. All documents, materials, and information in the possession of each party that are in any way relevant to the dispute shall be made available to the other Joint Venturer for review and copying no later than thirty (30) days after the notice of arbitration is served. The arbitrator(s) shall not have the authority to modify any provision of this Agreement or to award punitive damages. The arbitrator(s) shall have the power to issue mandatory orders and restraint orders in connection with the arbitration. The decision rendered by the arbitrator(s) shall be final and binding on the Joint Venturers, and judgment may be entered in conformity with the decision in any court having jurisdiction. The agreement to arbitration shall be specifically enforceable under the prevailing arbitration law. During the continuance of any arbitration proceeding, the parties shall continue to perform their respective obligations under this Agreement.

3

16.                Miscellaneous Partition. The Joint Venturers hereby mutually waive any right of partition which they may have with respect to the Joint Venture and any noncash assets of the Joint Venture.

17.                Fees and Commissions. Each Joint Venturer hereby represents and warrants to the other that it has not incurred or obligated the Joint Venture for any brokerage, finder's or other similar fees or commissions in connection with the transactions covered by this Agreement or in connection with acquiring the Joint Venture or forming this Joint Venture. Each Joint Venturer hereby agrees to indemnify and hold harmless the other from and against all liabilities, costs, damages and expenses from any breach or alleged breach of the foregoing representation.

18.                Waiver. Failure on the part of either Joint Venturer to complain of any act of the other Joint Venturer or to declare the other Joint Venturer in default, irrespective of how long such failure continues, shall not constitute a waiver by such Joint Venturer of its rights hereunder. No waiver of, or consent to, any breach or default shall be deemed or construed to be a waiver of, or consent to, any future breach or default.

19.                Severability. If any provision of this Agreement or the application thereof shall be determined by a court of competent jurisdiction to be invalid and unenforceable, the remainder of this Agreement and the application of the other provisions herein contained shall not be affected thereby, and all such other provisions shall remain effective and in force and shall be enforced to the fullest extent permitted by law.

20.                Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Joint Venturers, and their heirs, successors and assigns.

21.                Duplicate Originals. This Agreement may be executed in duplicate, with each such duplicate to be considered an original for all purposes.

22.                Construction of Agreement. (a) The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision thereof. (b) As used herein, the word “person” shall include the individuals, corporations, partnerships and other entities of any type. In this Agreement, the use of any gender shall be applicable to all genders, and the singular shall include the plural, and the plural shall include the singular.

23.                Other Activities of Joint Venturers. Any Joint Venturer may engage in any business outside the scope of this Joint Venture. Neither the Joint Venture nor the other Joint Venturer shall have any right in such independent ventures or the income and profits derived therefrom.

24.                Entire Agreement. This Agreement is intended by the Joint Venturers to be the final expression of their agreement and the complete and exclusive statement of the terms thereof, notwithstanding any representations or statements to the contrary heretofore made.

25.                Amendments. This Agreement may be amended by the Parties hereto at any time prior; provided, however, that any amendment must be by an instrument or instruments in writing signed and delivered on behalf of each of the Parties hereto.

26.                Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of Delaware without regard for conflicts of laws principles.

[signature page follows]

4

IN WITNESS WHEREOF, the Joint Venturers have signed this Agreement. Executed by the Joint Venturers named above with the intent of being legally bound.

Neural Signals Inc	DarkPulse, Inc.

(authorized signature)	(authorized signature)

Dr Philip R. Kennedy MD, PhD	Dennis M. O’Leary
(Name)	(Name)

CEO, Chief Scientist 9/9/2022	CEO & Chairman 9/9/2022
(Title) (Date)	(Title) (Date)

5

SCHEDULE 1

LICENSED TECHNOLOGIES

1.	“Implantable Neural Electrode.” Patent #: 4,852,573, issued on August 1, 1989

2.	“System and Method for Speech Generation from Brain Activity.” Serial number: 1/007,380. Filing date: 12/08/2003. Issued September 2007

3.	Apparatus and method for detecting neural signals and using neural signals to drive external functions. Issued March 6, 2007. US: 7,187,967.B2

4.	Medication Dispensing Device. Filed 5/29/2009. Issued August 30, 2011. US 8,009,040.B2

5.	“Quantum Dot Neurotrophic Electrode Arrays”. Filed 3/6/ 2007. Serial Number 60/893,16. Foreign (PTC) filing: Neurotrophic Electrode Neural Interface Employing Quantum Dots.” Filing date: 3/5/2008. Serial Number 12042742

6.	Neurotrophic Electrode System. Filed 12/15/2016. Serial number 15/380,097

7.	“Neural Electrode Array.” Serial #: 11/096,897. Filing date: 04/01/2005

8.	“Software controlled electromyogram control system”. Serial #: 10/881,923. Filing date: 06/30/2004

9.	"Speech Prosthesis Employing Beta Peak Detection"; Serial number: 15/800,589 Filed November 2017

10.	“Silent speech and silent listening” Serial number: 62/975,014, filed 2/11/2020

11.	“Cellular chipset embedded under scalp” Provisional filed Oct 2021

6